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                                                                    Exhibit 23.1

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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     We hereby consent to the use of our report dated January 8, 1999 relating to the consolidated financial statements of Suburban Bancshares, Inc. incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                         /s/  Stegman & Company
Baltimore, Maryland
November 30, 1999